Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com

Brocade Reports All-Time Record Revenue for Company in Fiscal Q4 10

Performance Driven by Record Revenue for Ethernet Business

SAN JOSE, Calif., Nov. 22, 2010 — Brocade® (NASDAQ: BRCD) today reported financial results for its fourth fiscal quarter and full fiscal year ended October 30, 2010. Brocade recorded quarterly revenues of $550 million, an all-time record for the company in terms of revenue, representing an increase of over nine percent quarter-over-quarter, resulting in diluted earnings per share (EPS) of $0.05 on a GAAP basis and $0.14 on a non-GAAP basis.

Brocade attributed the record performance to a number of factors including an all-time company high in revenue for its Ethernet business which is composed of products and services. On a quarterly basis, Brocade also experienced strong sequential revenue growth in its storage networking business as well as solid performances from its Americas and Asia Pacific operations.

“We are pleased with our Q4 performance which drove record revenues, growth in our Ethernet business and a strong finish to fiscal 2010,” said Michael Klayko, CEO of Brocade. “Looking forward to FY11, we are particularly excited about Brocade’s successful launch of the industry’s first Ethernet fabric products and technologies, which we believe will serve as a catalyst for customers to rapidly migrate to virtualized data centers and cloud-optimized networks.”

In addition to this press release, Brocade management has posted prepared comments and slides on its Fiscal Q4 results and outlook at www.brcd.com. Brocade will host a live webcast conference call to answer questions from investors and analysts today at 2:30 p.m. Pacific time. Questions may also be submitted in advance to ir@brocade.com.

Other Q4 product, customer and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

•	Q4 revenue was $550 million, increasing 9.3% sequentially and 5.5% year-over-year.

•	Q4 GAAP EPS (diluted) was $0.05, sequentially level, and decreasing from $0.07 in Q4 2009.

•	Q4 non-GAAP EPS (diluted) was $0.14, sequentially increasing $0.01, and decreasing $0.01 year-over-year.

•	Q4 non-GAAP gross margin was 62.3% verses 60.4% in Q3 2010. 2010 gross margins now exclude system engineer costs which have been reclassified as operating expense (see footnote #2).

•	Q4 non-GAAP operating margin was 20.4% versus 17.3% in Q3 2010 and 22.7% in Q4 2009.

•	Q4 effective GAAP tax rate was 20.4%; non-GAAP effective tax rate was 23.2%.

•	Q4 Adjusted EBITDA was $128 million, increasing from $102 million in Q3 2010 and roughly flat from $130 million in Q4 2009.

•	Q4 total Storage Area Networking (SAN) port shipments were approximately 1.1 million.

•	Q4 ending headcount was 4,651, up 581 or 14.3% compared to Q4 2009.

	Q4 2010	Q3 2010	Q4 2009
Revenue	$550M	$504M	$522M
GAAP net income (1)	$23M	$22M	$32M
Non-GAAP net income	$66M	$64M	$73M
GAAP EPS – diluted (1)	$0.05	$0.05	$0.07
Non-GAAP EPS – diluted	$0.14	$0.13	$0.15
Non-GAAP gross margin (2)	62.3%	60.4%	59.5%
Non-GAAP operating margin	20.4%	17.3%	22.7%
Adjusted EBITDA (3)	$128M	$102M	$130M
Cash provided by operations	$106M	$55M	$155M

Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

Brocade

130 Holger Way, San Jose, CA. 95134

T. 408.333.8000 F. 408.333.8101

www.brocade.com

	Q4 2010	Q3 2010	Q4 2009
As a % of total revenues
OEM revenues	61%	64%	65%
Channel/Direct revenues	39%	36%	35%
10% or greater customer revenues	44%	44%	46%
Domestic revenues	65%	64%	63%
International revenues	35%	36%	37%
Data Storage Revenues	57%	58%	58%
Ethernet Products Revenues	26%	24%	25%
Global Services Revenue	17%	18%	17%
Ethernet Business Revenues (4)	31%	30%	29%
As a % of Ethernet Business Revenues (4):
Enterprise, including Federal (5)	75%	79%	82%
Federal only	23%	25%	29%
Service Provider (5)	25%	21%	18%

	Q4 2010	Q3 2010	Q4 2009
Cash, cash equivalents and investments	$336M	$296M	$339M
Deferred revenues	$251M	$248M	$235M
Capital expenditures – non-campus related	$24M	$23M	$17M
Capital expenditures – campus related	$22M	$24M	$28M
Total debt, net of discount (1)	$930M	$957M	$1,082M
Days sales outstanding	54 days	54 days	52 days
Employees at end of period	4,651	4,520	4,070

1)	Retrospectively adjusted as a result of applying new standard that changed the accounting for convertible debt instruments.
2)	During Q4 2010, we reviewed the classification of our system engineer (‘SE’) costs. The SE’s primary role has migrated over time from assisting with customer support to primarily performing pre-sales activity to generate future business. As a result of this review, we have reclassified the SE costs within our Consolidated Statements of Operations starting in 2010. These costs are now presented within sales and marketing expenses, as opposed to cost of revenues. This reclassification did not impact revenue, income from operations, net income, or earnings per share for 2010. Non-GAAP gross margins for Q4 2010 and Q3 2010 reflect the new cost classification for SEs. Prior period numbers have not been updated for the new cost classification implemented in 2010. For comparison purposes, had the Company affected the reclassification for Q4 2009, the adjusted non-GAAP gross margin would have been 65.6% reflecting a reduction of total cost of revenues by $31.6M, and sales and marketing expenses would have been higher by this same amount.
3)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.
4)	Ethernet Business revenues include product and support revenues.
5)	In prior periods, Service Provider (“SP”) revenue was determined based on the customer “Bill-to” identification. As more SP revenue has gone through Brocade Channels, customer “Ship-to” information has become more representative of Service Provider revenue than “Bill-to” information, as previously reported. Beginning this quarter we have based Service Provider revenue on “Ship-to” information and a defined list of customers who have been historically identified in the Service Provider market. Service Provider revenue for Q3 2010 and Q4 2009 has been reclassified to be consistent with this definition. All other revenue not specifically identified as Service Provider is included in Enterprise.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) provision for certain pre-acquisition litigation, (ii) legal fees associated with certain pre-acquisition litigation, (iii) legal fees associated with indemnification obligations to former directors and officers and other related costs, net, (iv) acquisition and integration costs (in connection with the Foundry acquisition), (v) restructuring costs and facilities leases losses (vi) in-process research and development charges (in connection with the Foundry acquisition), (vii) goodwill and acquisition related intangibles impairment, (viii) loss on sale of property, (ix) acquisition-related financing charges, and (x) interest expense related to adoption of new standard relating to convertible debt instruments.

Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income (loss) and net income (loss) per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s expected financial performance, and diversified business model and strength in innovation. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, the effect of changes in IT spending levels in one or more of our target markets and geographical regions, increasing market competition and changes in the industry, and Brocade’s ability to capitalize on new Brocade sales and marketing initiatives, including expanded go-to-market activities in our Ethernet business. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2010. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade

Brocade® (NASDAQ GS: BRCD) develops extraordinary networking solutions that enable today’s complex, data-intensive businesses to optimize information connectivity and maximize the business value of their data. For more information, visit www.brocade.com.

# # #

Brocade, the B-wing symbol, BigIron, DCX, Fabric OS, FastIron, IronPoint, IronShield, IronView, IronWare, JetCore, NetIron, SecureIron, ServerIron, StorageX and TurboIron are registered trademarks, and DCFM, Extraordinary Networks and SAN Health are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.

© 2010 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Fiscal Year Ended
	Oct 30, 2010	Oct 31, 2009 (1) (2)	Oct 30, 2010 (2)	Oct 31, 2009 (1) (2)
Net revenues
Product	$458,352	$432,394	$1,732,024	$1,615,511
Service	92,023	89,361	362,339	337,415

Total net revenues	550,375	521,755	2,094,363	1,952,926
Cost of revenues
Product	181,276	203,442	683,486	739,354
Service	44,079	47,466	176,547	180,072

Total cost of revenues	225,355	250,908	860,033	919,426

Gross margin	325,020	270,847	1,234,330	1,033,500
Operating expenses:
Research and development	88,943	95,345	354,260	354,809
Sales and marketing	145,586	103,452	534,458	385,155
General and administrative	18,129	22,209	67,848	84,962
Legal fees associated with indemnification obligations and other related costs, net	(666)	(14,612)	(163)	23,941
Amortization of intangible assets	16,190	17,052	65,623	68,718
Acquisition and integration costs	—	333	204	5,127
Restructuring costs and facilities lease loss	1,059	—	1,059	2,329
In-process research and development	—	—	—	26,900
Goodwill and acquisition-related intangible assets impairment	—	—	—	53,306

Total operating expenses	269,241	223,779	1,023,289	1,005,247

Income from operations	55,779	47,068	211,041	28,253
Interest and other income (loss), net	(4,222)	530	(6,452)	(2,382)
Interest expense	(22,202)	(22,766)	(85,858)	(99,294)
Gain (loss) on sale of investments and property, net	49	(27)	(8,551)	(602)

Income (loss) before income tax provision (benefit)	29,404	24,805	110,180	(74,025)
Income tax provision (benefit)	5,988	(7,296)	(8,672)	7,359

Net income (loss)	$23,416	$32,101	$118,852	$(81,384)

Net income (loss) per share – basic	$0.05	$0.08	$0.27	$(0.20)

Net income (loss) per share – diluted	$0.05	$0.07	$0.25	$(0.20)

Shares used in per share calculation – basic	456,597	425,530	446,996	398,948

Shares used in per share calculation – diluted	485,672	480,091	482,741	398,948

(1)	As adjusted due to adoption of update to ASC 470-20 relating to accounting for convertible debt instruments.
(2)	Fiscal year 2010 is as adjusted due to the reclassification of system engineer costs from cost of revenue to sales and marketing expenses. Q4 2009 and fiscal year 2009 have not been updated for the new cost classification implemented in 2010. For comparison purposes, had the Company affected the reclassification for 2009, the total cost of revenues would have been lower by $34.3M for Q4 2009 and $120.5M for fiscal year 2009, and sales and marketing expenses would have been higher by these amounts respectively. There would have been no impact on revenue, income from operations, net income, or earnings per share for fiscal year 2009.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	Oct 30, 2010	Oct 31, 2009 (1)
Assets
Current assets:
Cash and cash equivalents	$333,984	$334,193
Short-term investments	1,998	4,678
Restricted cash	—	12,502

Total cash, cash equivalents and short-term investments and restricted cash	335,982	351,373
Accounts receivable, net	329,564	297,819
Inventories	76,808	72,152
Deferred tax assets	67,080	84,629
Prepaid expenses and other current assets	65,017	79,302

Total current assets	874,451	885,275
Property and equipment, net	539,117	442,408
Goodwill	1,644,950	1,659,934
Intangible assets, net	344,000	470,872
Non-current deferred tax assets	203,454	184,713
Other assets	48,203	28,218

Total assets	$3,654,175	$3,671,420

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$147,130	$181,249
Accrued employee compensation	91,688	160,832
Deferred revenue	185,623	174,870
Current liabilities associated with facilities lease losses	5,992	10,769
Current portion of capital lease obligations	1,761	—
Revolving credit facility	—	14,050
Current portion of term loan	28,779	38,822
Convertible subordinated debt	—	169,332
Other accrued liabilities	108,310	105,263

Total current liabilities	569,283	855,187
Non-current capital lease obligations, net of current portion	6,782	—
Term loan, net of current portion	297,118	860,114
Senior Secured Notes	595,373	—
Non-current liabilities associated with facilities lease losses	3,984	10,150
Non-current deferred revenue	65,242	60,575
Non-current income tax liability	61,421	92,276
Other non-current liabilities	8,671	15,114

Total liabilities	1,607,874	1,893,416

Stockholders’ equity:
Common stock	461	434
Additional paid-in capital	2,047,563	1,901,238
Accumulated other comprehensive loss	(2,830)	(5,920)
Retained earnings (Accumulated deficit)	1,107	(117,748)

Total stockholders’ equity	2,046,301	1,778,004

Total liabilities and stockholders’ equity	$3,654,175	$3,671,420

(1)	As adjusted due to adoption of update to ASC 470-20 relating to accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended Oct 30, 2010 and Oct 31, 2009

(in thousands)

(unaudited)

	Three Months Ended
	Oct 30, 2010	Oct 31, 2009 (1)
Cash flows from operating activities:
Net income	$23,416	$32,101
Adjustments to reconcile net income to net cash provided by operating activities:
Change in excess tax benefits and detriments from share-based compensation	3,157	(192)
Depreciation and amortization	51,531	51,486
Loss on disposal of property and equipment	574	110
Amortization of debt issuance costs and original issue discount	4,681	6,267
Net (gains) losses on investments and marketable equity securities	(299)	27
Provision for doubtful accounts receivable and sales allowances	3,105	3,148
Non-cash compensation expense	25,274	35,714
Non-cash facilities lease loss expense	513	—
Capitalization of interest cost	—	(2,737)
Changes in assets and liabilities:
Restricted Cash	—	(12,502)
Accounts receivable	(35,039)	821
Inventories	10,716	(18,560)
Prepaid expenses and other assets	(2,973)	(3,305)
Deferred tax assets	4,216	2,440
Accounts payable	3,701	30,815
Accrued employee compensation	(2,856)	27,425
Deferred revenue	2,917	5,376
Other accrued liabilities	16,187	(118)
Liabilities associated with facilities lease losses	(2,399)	(3,004)

Net cash provided by operating activities	106,422	155,312

Cash flows from investing activities:
Purchases of short-term investments	(12)	(22)
Purchases of non-marketable minority equity investments	(200)	—
Proceeds from maturities and sale of short-term investments	1,467	1,056
Proceeds from maturities and sale of long-term investments	—	—
Purchases of property and equipment	(45,651)	(44,491)

Net cash used in investing activities	(44,396)	(43,457)

Cash flows from financing activities:
Payment of principal related to the term loan	(30,221)	(57,881)
Payment of principal related to capital leases	(679)	—
Proceeds from issuance of common stock, net	11,710	35,375
Change in excess tax benefits and detriments from share-based compensation	(3,157)	192

Net cash used in financing activities	(22,347)	(22,314)

Effect of exchange rate fluctuations on cash and cash equivalents	1,768	473

Net increase in cash and cash equivalents	41,447	90,014
Cash and cash equivalents, beginning of period	292,537	244,179

Cash and cash equivalents, end of period	$333,984	$334,193

(1)	As adjusted due to adoption of update to ASC 470-20 relating to accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For Fiscal Year Ended Oct 30, 2010 and Oct 31, 2009

(in thousands)

(unaudited)

	Fiscal Year Ended
	Oct 30, 2010	Oct 31, 2009 (1)
Cash flows from operating activities:
Net income (loss)	$118,852	$(81,384)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in excess tax benefits and detriments from share-based compensation	(2,161)	794
Depreciation and amortization	199,637	196,573
Loss on disposal of property and equipment	10,412	1,478
Amortization of debt issuance costs and original issue discount	21,100	24,051
Net (gains) losses on investments and marketable equity securities	(523)	597
Provision for doubtful accounts receivable and sales allowances	11,811	12,681
Non-cash compensation expense	101,625	137,219
Non-cash facilities lease loss benefit	513	(339)
Capitalization of interest cost	(7,755)	(9,093)
Intangible asset impairment charge	—	53,306
In-process research and development	—	26,900
Changes in assets and liabilities, net of acquired assets and assumed liabilities:
Restricted cash	12,502	(12,502)
Accounts receivable	(42,458)	(74,965)
Inventories	(4,657)	25,338
Prepaid expenses and other assets	13,657	999
Deferred tax assets	4,216	3,091
Accounts payable	(26,421)	(11,052)
Accrued employee compensation	(100,826)	(28,685)
Deferred revenue	15,420	26,454
Other accrued liabilities	(15,200)	(5,543)
Liabilities associated with facilities lease losses	(11,231)	(10,394)
Liability associated with class action lawsuit	—	(160,000)

Net cash provided by operating activities	298,513	115,524

Cash flows from investing activities:
Purchases of short-term investments	(53)	(138)
Purchases of non-marketable minority equity investments	(200)	—
Proceeds from maturities and sale of short-term investments	3,255	155,986
Proceeds from maturities and sale of long-term investments	—	30,173
Purchases of property and equipment	(201,621)	(162,770)
Proceeds from sale of property and equipment	30,185	—
Decrease in restricted cash	—	1,075,079
Net cash paid in connection with acquisitions	—	(1,297,482)

Net cash used in investing activities	(168,434)	(199,152)

Cash flows from financing activities:
Payment of senior underwriting fees related to term loan	—	(30,525)
Payment of convertible subordinated debt	(172,500)	—
Payment of fees related to issuance of bonds	(3,666)	—
Payment of principal related to the term loan	(583,029)	(166,022)
Payment of principal related to the revolving credit facility	(14,050)	—
Payment of principal related to capital leases	(1,173)	—
Common stock repurchases	(25,004)	—
Proceeds from issuance of common stock, net	81,593	145,655
Proceeds from revolving credit facility	—	14,050
Proceeds from Senior Secured Notes	587,968	—
Change in excess tax benefits and detriments from share-based compensation	2,161	(794)

Net cash used in financing activities	(127,700)	(37,636)

Effect of exchange rate fluctuations on cash and cash equivalents	(2,588)	1,573

Net decrease in cash and cash equivalents	(209)	(119,691)
Cash and cash equivalents, beginning of year	334,193	453,884

Cash and cash equivalents, end of year	$333,984	$334,193

Supplemental disclosure of cash flow information
Cash paid for interest	59,549	83,397

Cash paid for (refunded from) income taxes	$8,801	$(20,000)

Supplemental Schedule of non-cash investing activities:
Fair value of stock options and unvested awards assumed in exchange for acquired Foundry assets	$—	$254,312

Acquisition of property and equipment through capital leases	$9,716	$—

(1)	As adjusted due to adoption of update to ASC 470-20 relating to accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	Oct 30, 2010	Oct 31, 2009 (1)
Net income on a GAAP basis	$23,416	$32,101
Adjustments:
Stock-based compensation expense included in cost of revenues	3,179	7,062
Amortization of intangible assets expense included in cost of revenues	14,466	17,898
Provision for certain pre-acquisition litigation	—	14,335
Legal fees associated with certain pre-acquisition litigation	243	546

Total gross margin adjustments	17,888	39,841

Legal fees associated with indemnification obligations and other related costs	(666)	(14,612)
Stock-based compensation expense included in research and development	6,287	10,251
Stock-based compensation expense included in sales and marketing	11,420	12,934
Stock-based compensation expense included in general and administrative	4,389	5,468
Amortization of intangible assets expense included in operating expenses	16,190	17,052
Acquisition and integration costs	—	333
Restructuring costs and facilities lease losses, net	1,059	—

Total operating expense adjustments	38,679	31,426

Total operating income adjustments	56,567	71,267
Interest expense related to adoption of new standards relating to convertible debt instruments	—	2,085
Income tax effect of adjustments	(13,974)	(32,091)

Non-GAAP net income	$66,009	$73,362

Non-GAAP net income per share – basic	$0.14	$0.17

Non-GAAP net income per share – diluted	$0.14	$0.15

Shares used in non-GAAP per share calculation – basic	456,597	425,530

Shares used in non-GAAP per share calculation – diluted	485,672	492,174

(1)	As adjusted due to adoption of update to ASC 470-20 relating to accounting for convertible debt instruments.

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Fiscal Year Ended
	Oct 30, 2010	Oct 31, 2009 (1)
Net income (loss) on a GAAP basis	$118,852	$(81,384)
Adjustments:
Stock-based compensation expense included in cost of revenues	13,552	25,654
Amortization of intangible assets expense included in cost of revenues	61,249	65,803
Provision for certain pre-acquisition litigation	1,604	14,335
Legal fees associated with certain pre-acquisition litigation	573	546

Total gross margin adjustments	76,978	106,338

Legal fees associated with indemnification obligations and other related costs	(163)	23,941
Stock-based compensation expense included in research and development	27,795	40,365
Stock-based compensation expense included in sales and marketing	45,233	48,820
Stock-based compensation expense included in general and administrative	15,046	22,380
Amortization of intangible assets expense included in operating expenses	65,623	68,718
Acquisition and integration costs	204	5,127
Restructuring costs and facilities lease losses	1,059	2,329
In-process research and development	—	26,900
Goodwill and acquisition related intangibles impairment	—	53,306

Total operating expense adjustments	154,797	291,886

Total operating income adjustments	231,775	398,224
Loss on sale of property	8,737	—
Acquisition-related financing charges	—	4,366
Interest expense related to adoption of new standards relating to convertible debt instruments	2,490	8,013
Income tax effect of adjustments	(75,475)	(89,800)

Non-GAAP net income	$286,379	$239,419

Non-GAAP net income per share – basic	$0.64	$0.60

Non-GAAP net income per share – diluted	$0.59	$0.53

Shares used in non-GAAP per share calculation – basic	446,996	398,948

Shares used in non-GAAP per share calculation – diluted	486,293	454,293

(1)	As adjusted due to adoption of update to ASC 470-20 relating to accounting for convertible debt instruments.

See explanation of non-GAAP information included herein.